UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01, 2023

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2023, A-Mark Precious Metals, Inc. (the “Company” or “A-Mark”) issued a press release regarding the Company’s financial results for its fiscal second quarter ended December 31, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

On February 1, 2023, A-Mark entered into a new employment agreement with Brian Aquilino, its Chief Operating Officer (“COO”). The agreement contains the following key terms:

•
The term of the agreement extends from February 1, 2023 through June 30, 2025.
•
Base salary is set at $325,000 per annum, increasing to $350,000 on July 1, 2024.
•
The COO will be eligible to receive an annual bonus (the “Performance Bonus”) for A-Mark’s fiscal years 2023 through 2025, with a targeted amount equal to 50% of base salary for the year.
•
The Performance Bonus will be based on the extent to which performance goals established by A-Mark for each fiscal year have been met. Those performance goals will be based on the COO’s individual performance and the performance of A-Mark.
•
Under the new agreement, the COO was granted a non-qualified stock option for the purchase of 10,000 shares of A-Mark common stock. The stock option has an exercise price of $39.69 per share and a stated expiration date of February 1, 2033. The stock option will vest as to 50% of underlying shares on June 30, 2024 and 50% as to the remaining shares on June 30, 2025, subject to the COO’s continuous employment through that date. The stock options are subject to accelerated vesting in specified circumstances.
•
All other terms of the new employment agreement are substantially the same as under the COO’s prior employment agreement as in effect immediately prior to February 1, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Employment Agreement, dated February 1, 2023, between A-Mark Precious Metals, Inc. and Brian Aquilino.
99.1	Press Release issued by A-Mark Precious Metals, Inc., dated February 6, 2023.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	February 6, 2023	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary